Exhibit 10.17d

EXTENSION AGREEMENT

JPMorgan Chase Bank, N.A.,

as Administrative Agent

under the Credit Agreement

referred to below

270 Park Avenue

New York, New NY 10017

Gentlemen:

Each of the undersigned hereby agrees to extend, effective December 1, 2009, the Termination Date under the Credit Agreement dated as of December 23, 2004 (as amended from time to time, the “Credit Agreement”) among Praxair, Inc., a Delaware corporation (the “Company”), the Subsidiaries referred to therein, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), Bank of America, N.A., as Syndication Agent and Citibank, N.A. and Credit Suisse First Boston, as Co-Documentation Agents, to December 23, 2011. Terms defined in the Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Bank of America, N.A. (as successor by merger to Merrill Lynch Bank USA)

By:	/s/ Jeff Hallmark
	Name:	Jeff Hallmark
	Title:	Senior Vice President

Agreed and accepted:

PRAXAIR, INC.

By:	/s/ Michael J. Allan
	Name:	Michael J. Allan
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Stacey L. Haimes
	Name:	Stacey L. Haimes
	Title:	Executive Director